UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 12, 2024

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 E. 34th Cir N
Wichita, Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Series F Convertible Preferred Stock Securities Purchase Agreement

As previously reported on a Current Report on Form 8-K filed on June 30, 2022, the Company entered into a Securities Purchase Agreement dated June 26, 2022 (the “Original SPA”), as subsequently amended by the Series F SPA Amendment Agreement dated February 8, 2024 (the “Series F Amendment Agreement”, and together with the Original SPA, the “SPA”), with Capital Anstalt (“Alpha”), pursuant to which Alpha purchased 10,000 shares of the Company’s Series F 5% Convertible Preferred Stock (the “Series F Convertible Preferred”) and a warrant to purchase 5,212,510 shares of the Company’s Common Stock. Pursuant to the terms of the SPA, Alpha has the right to purchase up to an aggregate of $25,000,000 stated value of the Series F Convertible Preferred and accompanying warrants (the “Additional Investment Right”), at a purchase price equal to the volume-weighted average prices (“VWAPs”) of the Company’s common stock for three trading days prior to the date Alpha gives notice to the Company that it will exercise its Additional Investment Right (the “Investor Notice”).

On April 12, 2024, the Company received an Investor Notice from Alpha for the aggregate purchase of 1,050 shares of Series F Convertible Preferred convertible into 1,418,919 shares of Common Stock, in the aggregate, at a conversion price of $0.74 and warrants to purchase up to 1,418,919 shares of Common Stock at an exercise price of $0.74 per share (based on the VWAPs of the Company’s common stock for April 9, 2024, April 10, 2024, and April 11,2024) for an aggregate purchase price of $1,050,000 (the “Purchase Price”). The Warrants will be immediately exercisable upon issuance and have a three-year term.

The foregoing descriptions of the Original SPA, and the Series F Amendment Agreement, do not purport to be complete and are qualified in their entirety by references to the Original SPA filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 30, 2022, and the Series F Amendment Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on February 8, 2024, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The Series F Convertible Preferred and Warrants are being issued and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Current Report on Form 8-K filed on December 29, 2023, the Board of Directors (the “Board”) of the Company appointed Mr. Grant Begley, current Chairman of the Board, to serve as the Interim Chief Executive Officer of the Company, effective January 1, 2024, and continuing until such time as a new Chief Executive Officer of the Company is appointed by the Board. Effective as of April 15, 2024, Mr. Grant Begley ceased to serve as the Interim Chief Executive Officer of the Company, and the Company and William (“Bill”) Irby entered into an Executive Employment Agreement (the “Employment Agreement”) setting forth the terms of Bill Irby’s appointment as Chief Executive Officer and Director of the Company effective as of April 15, 2024. As previously announced, Bill Irby had served as President of the Company, since February 12, 2024. Mr. Begley continues as Chairman of the Board of the Company.

Pursuant to the Employment Agreement, Bill Irby will receive an annual base salary of $375,000 per year, subject to annual performance reviews by the Compensation Committee of the Board of Directors (the “Compensation Committee”). In accordance with the 2017 Omnibus Equity Incentive Plan and any related RSU award agreement, and as approved by the Compensation Committee, Mr. Irby will be eligible to receive a sign on bonus of restricted stock units (“RSUs”) with a fair value of up to $60,000 and a sign on performance bonus of RSUs with a fair value of up to $300,000. In addition, Mr. Irby is entitled to receive an annual performance bonus, which will be determined each year by the Compensation Committee. Pursuant to the Employment Agreement, Mr. Irby is also provided with severance benefits in the event of termination without cause.

A copy of the Employment Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the terms of Bill Irby’s employment is subject to, and qualified in its entirety by the Employment Agreement.

Bill Irby previously served as President of MTI Motion, a Steel Partners company specializing in motors and hardware for aircraft, weapons systems, and commercial equipment from November 2022 until February 2024. He has a long career spanning several executive roles in innovative defense organizations. Bill has served as the Chief Operating Officer at Martin UAV (assisting in its acquisition by Shield AI) from March 2021 to December 2021, President of the Reconnaissance Mission Systems sector of L3Harris Technologies from October 2018 through February 2021, SVP/GM of Textron Systems’ Unmanned Systems business from November 2012 until October 2018, and as VP of two business units at Northrop Grumman in Intelligence, Surveillance, and Reconnaissance (ISR) and Tactical Communications.

Before joining the defense industry, Bill served as a combat engineer in the United States Marine Corps. He holds a Bachelor of Science in Engineering from the US Naval Academy, a Master of Science in Technical Management from Johns Hopkins University, and an Executive Certificate in the General Manager Program at Harvard Business School. As a longtime Uncrewed Vehicle Systems International (AUVSI) board member, since April 2015, Bill continues serves as Chairman after previous roles as Executive Vice Chair, and Treasurer. He also brings his expertise to the advisory boards of Ghost Robotics, Secmation, and LaunchPoint EPS. The Company believes that Bill Irby’s experience in engineering and aviation, in addition to holding executive roles in innovative defense organizations will make him a vital resource to the Company.

There is no family relationship between Bill Irby and any other executive officer or director of the Company. There have been no related transactions that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On April 18, 2024 the Company issued the press release furnished as Exhibit 99.1 hereto.

The information furnished pursuant to Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement, dated April 15, 2024 between AgEagle Aerial Systems, Inc. and William Irby.
99.1	AgEagle Aerial Systems Inc. Press Release dated April 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Chief Financial Officer
Dated: April 18, 2024